UNITED WISCONSIN SERVICES, INC.
BOARD OF DIRECTORS MEETING
FEBRUARY 26, 1997


                   INTERCOMPANY SERVICES AGREEMENT RESOLUTION


    WHEREAS, Blue Cross & Blue Shield United of Wisconsin ("BCBSUW") provides various services to United Wisconsin Services, Inc., and its subsidiaries (the "Corporation"); and

    WHEREAS, the Corporation provides various services to BCBSUW; and

    WHEREAS, charges for such services are allocated between BCBSUW and the Corporation at approximate cost; and

    WHEREAS, BCBSUW and the Corporation have documented these cost allocations and the associated intercompany charges for calendar year 1997 in the attached Service Agreement; and

    WHEREAS, the members of the Board have reviewed the attached Service Agreement and consider it fair and equitable to both parties;

    NOW, THEREFORE, BE IT RESOLVED AS FOLLOWS:

    RESOLVED, that the appropriate officers of the Corporation hereby are authorized and directed to enter into the attached Service Agreement.

    FURTHER RESOLVED, that the appropriate officers of the Corporation hereby are authorized to enter into separate service agreements that implement the terms and conditions of the attached Service Agreement between any of the Corporation's subsidiaries or between BCBSUW and any of the Corporation's subsidiaries.

BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN
BOARD OF DIRECTORS MEETING
FEBRUARY 26, 1997


                   INTERCOMPANY SERVICES AGREEMENT RESOLUTION


    WHEREAS, Blue Cross & Blue Shield United of Wisconsin (the "Corporation") provides various services to United Wisconsin Services, Inc., and its subsidiaries ("UWS"); and

    WHEREAS, UWS provides various services to the Corporation; and

    WHEREAS, charges for such services are allocated between the Corporation and UWS at approximate cost; and

    WHEREAS, the Corporation and UWS have documented these cost allocations and the associated intercompany charges for calendar year 1997 in the attached Service Agreement; and

    WHEREAS, the members of the Board have reviewed the attached Service Agreement and consider it fair and equitable to both parties;

    NOW, THEREFORE, BE IT RESOLVED AS FOLLOWS:

    RESOLVED, that the appropriate officers of the Corporation hereby are authorized and directed to enter into the attached Service Agreement.

    FURTHER RESOLVED, that the appropriate officers of the Corporation hereby are authorized to enter into separate service agreements that implement the terms and conditions of the attached Service Agreement between any of the Corporation's subsidiaries or between BCBSUW and any of the Corporation's subsidiaries.

                               SERVICE AGREEMENT
                                    BETWEEN
                   BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN
                                      AND
                      UNITED WISCONSIN SERVICES, INCORPORATED


This Agreement is effective the 1st day of January, 1997 by and between Blue Cross and Blue Shield United of Wisconsin, a Wisconsin Corporation, hereinafter referred to as BCBSUW, and United Wisconsin Services, Incorporated, hereinafter referred to as UWS.

                                   WITNESSETH

In consideration of the mutual covenants and agreements hereinafter set forth, the parties do hereby and for their successors and assigns agree as follows:

ARTICLE I: This Service Agreement shall be effective January 1, 1997, replaces and supersedes all other service agreements, supplements, amendments and modifications entered into between the parties.

ARTICLE II: In consideration of the payment of charges specified by the Agreement and its amendment, BCBSUW will provide the service specified in
Article III in connection with UWS' operation and vice versa.

A. BCBSUW will provide the services shown on Exhibit 1 and incorporated herein by reference to UWS for an estimated fee, the fee being established by amendment to this Agreement annually. Actual amount to be charged will be based on various allocations methodologies as specified on Exhibit 1.

B. UWS will provide the services shown on Exhibit 2 and incorporated herein by reference to Blue Cross for an estimated fee, the fee being established by amendment to this Agreement annually. Actual amount to be charged will be based on various allocation methodologies as specified on Exhibit 2.

C. BCBSUW will reimburse UWS on an actual cost basis, as billed for costs incurred on BCBSUW's behalf, as shown on Exhibit 3.

D. UWS will reimburse BCBSUW on an actual cost basis, as billed, for costs incurred on UWS' behalf, as specified on Exhibit 4.

ARTICLE IV: The services stated in Article III-A and III-B shall be reported to UWS via a quarterly report. The amount due BCBSUW and/or UWS will be approximated each month based on the prior month's actual expense. This amount shall be adjusted to actual at least annually. The 1997 annual budget is shown on Exhibit 5.

ARTICLE V: BCBSUW and UWS mutually agree that this Service Agreement is not an exclusive one.

ARTICLE VI: This Agreement shall be in effect for one (1) year commencing January 1, 1997 and ending December 31, 1997, unless terminated in accordance with the provisions of Article VII. This Agreement shall be automatically renewed for a period of one (1) year on each succeeding January 1, subject to negotiation of the rates and allocations shown on the exhibits.

ARTICLE VII: This Agreement or any portion of it may be terminated or amended by either party upon receipt of a 90-day written notice to the other party.

ARTICLE VIII, FORCE MAJEURE: Neither of the parties to this Agreement shall be considered in default in performance of its obligations hereunder if performance of such obligations is prevented or delayed by an Act of God, or other circumstances beyond the control of the non-performing party. Time of performance of either party shall be extended by the time period reasonably necessary to overcome the effects of such force majeure occurrences.

ARTICLE IX, INTERPRETATION: This Agreement shall be construed in accordance with the laws of the State of Wisconsin.

ARTICLE X, INTEGRATION: This Agreement, including only modifications or amendments agreed to in writing and incorporated herein by reference, expresses the entire understanding and agreement of the parties with reference to the subject matter hereof, and is a complete and exclusive statement of the terms of this Agreement, and no representations or agreements modifying or supplementing the terms of this Agreement be valid unless in writing, and signed by persons authorized to sign agreements on behalf of both parties.


Executed at Milwaukee, Wisconsin, this ___ day of _________, 1997

                                            BLUE CROSS & BLUE SHIELD
                                            UNITED OF WISCONSIN

                                       By:
                                           ------------------------------------
                                                    Authorized Signature


Executed at Milwaukee, Wisconsin, this ___ day of _________, 1997

                                            UNITED WISCONSIN SERVICES, INC.


                                       By:
                                           ------------------------------------
                                                    Authorized Signature

                 Blue Cross & Blue Shield United of Wisconsin
                             UWS Service Agreement
                      Article III, Section A, Exhibit 1
                                     1997


Listed below are the various allocation methodologies by operational unit/specific cost center that will be utilized in 1997.

Subordinate Cost:
-   BCBSUW Regional Vice Presidents
-   Director BCBSUW Administration
-   Regional Operations Administration
-   AVP BCBSUW Finance/Underwriting
-   Director of SE/CHS Operations
-   Director SE FDEE/Nat'l/Govt Operations
-   Director BCBSUW Underwriting
-   S/E Benefits/Provider Administration

Staff Counts:
-   BCBSUW Mail Room
-   Credit Union
-   Office Services
-   Building Services

Time Sheets:
-   BCBSUW Finance (CC #377)
-   Benefit File Coding
-   BCBSUW Regional Provider Services
-   Documentation and Training
-   Contract & Booklet
-   CIS Core Systems
-   Quality Assurance
-   System Development
-   Information Support Services

Fixed Percentages:
-   BCBSUW President
-   BCBSUW Finance (CC #312, #313)
-   BCBSUW Administration (CC #325)
-   BCBSUW Underwriting (CC #338)

Claim Counts:
-   Micrographics
-   Electronic Claim Acquisition
-   Regional Claim Operations
-   Medical/Dental Review

                  Blue Cross & Blue Shield United of Wisconsin
                              UWS Service Agreement
                       Article III, Section A, Exhibit 1
                                     1997
                                   (Page 2)


Contract Counts
-   MMAC Processing Unit
-   Enrollment Services
-   Regional Office Membership

Premium:
-   Labor Relations

Claims Expense:
-   Provider File Maintenance

Actual Dollars:
-   EDS
-   BCBSSC Implementation

Commission-Based Sales Chargeback - Direct
-   Regional Direct Sales
-   Sales Bonus
-   Meetings and Conference
-   Sales Training

Commission-Based Sales Chargeback - Agency
-   Agency Sales
-   Sales Bonus
-   Meetings and Conference
-   Sales Training

Charges for other functions will be negotiated prior to the performance of the service.

               Blue Cross & Blue Shield United of Wisconsin
                           UWS Service Agreement
                    Article III, Section B, Exhibit 2
                                   1997


Listed below are the various allocation methodologies by operational unit/specific cost center for charges from UWS that will be utilized in 1997.

Subordinate Costs:
-   VP and CIO
-   VP Legal and General Counsel
-   VP and Chief Actuary
-   Director of  Technology Support Services
-   Director Corporate Planning and Reporting
-   Director of Investigation/recovery

Staff Counts:
-   Human Resources/Payroll
-   Corporate Compliance

Time Sheet:
-   Financial Audit
-   Data Management and Reporting
-   UWS Public Relations (except CC  #44)
-   Legal staff
-   Actuarial CHS/AMS
-   CIS - UWS
-   Dentacare Quality Assurance
-   Network Management

Fixed Percentages:
-   UWS Finance (CC  #720, #721, #722, #723, #742, and #799)
-   UWS Actuarial (CC #735)
-   Compcare Medical Management (CC  #262, 263, #266)
-   Director Dentacare
-   Compcare Provider Contracting

Corporate Dollars:
-   UWS CEO
-   Executive VP and COO
-   VP and Chief Actuary
-   VP and CFO
-   Government Relations
-   Cost Allocation
-   Financial Systems

Miscellaneous:
-   Recovery Services (based on dollars recovered)
-   Financial Investigation (based on dollars recovered)
-   Right Rx (PMPM charges)

Charges for other functions will be negotiated prior to the performance of the service.

                Blue Cross & Blue Shield United of Wisconsin
                           UWS Service Agreement
                    Article III, Section C, Exhibit 3

Charges from UWIC for services performed in conjunction with processing of joint billed products:

    DEPARTMENT                    SERVICES                 UNIT OF ALLOCATION
    ----------                    --------                 ------------------
    Membership          Group set-up, Maintenance          Division

    Membership          Membership Maintenance             Lives

    Info. Services      System Update & Reports            Lives

    Premium Cash        MMAC Premium Proc.                 Actual

    Corporate           Management                         Lives

    Finance             Commission Payments                Actual

1997 Charges from Meridian Managed Care, Inc. to BCBSUW for services performed:

         SERVICES                                          RATE
         --------                                          ----
    Professional Services:
         Medical Director                     $190 per hour plus travel expenses
         Assistant Medical Director           $115 per hour plus travel expenses
         Medical Consultants                  $92 per hour plus travel expenses
         Health Policy/Pricing                $52 per hour plus travel expenses
         Util. Mgmt. - Nurse                  $52 per hour plus travel expenses
         Util. Mgmt. - Supervisor             $62 per hour plus travel expenses

    Hospital Bill Audit                       $80.00 per hour
                                                  2 to 1 Savings Guarantee to be
                                                  calculated at year-end on
                                                  total BCBSUW insured business

    Utilization Management:
         Medcheck I/Advantage - Insured
         (Excludes Second Surgical Opinion       $2.36 pcpm
         Medcheck II/Advantage - Insured
         Medcheck Second Surgical Opinion        $2.41 pcpm
         Prenatal Program - Coalitions           $0.62 pcpm
         Preferred One                           $1.35 pcpm
         Quality Choice                          $0.71 pcpm
         Insured POS                             $3.50 pcpm
         BCBSUW Group #1 - Self-Insured
         (Includes Second Surgical Opinion)      $2.41 pcpm
         BCBS Design Healthcare Group #1 - POS   $3.50 pcpm
         Options Plus - Self-Insured
         (Includes Second Surgical Opinion)      $2.41 pcpm
         Homecare Review/Referral                $5,500/month
         Inpatient Psych Review
         admissions at four for-profit
         psych hospitals                         $578/month

    Other expenses as services are requested at an agreed upon rate.

       Blue Cross & Blue Shield United of Wisconsin UWS Service Agreement
                     Article III, Section D, Exhibit 4
                                     1997


Expenses are paid by BCBSUW on behalf of UWS as a result of a common Trade payable and Payroll system. At time of payment, expenses are identified as to "user" area, and are expensed to the specific "users" cost center. Expenses include, but are not limited to:

Direct Compensation - Salaries/Wages, Bonus, Profit Sharing
Payroll Taxes
Fringe Benefits - Insurance, 401K, Pension
Employee Relations - O.T. Meals, Employee Welfare
Agency help
Travel & Entertainment
Company car - Lease, gas, mileage reimbursement, auto insurance
FF & E - Bldg. rent , Depreciation, Equip. & Furniture rental, software purchases, minor furniture & Equipment communications - Telephone usage, postage/freight, forms, supplies, organization dues
Advertising
Outside Management fees

                                                          BCBSUW AND UWSI
                                                  OPERATING EXPENSE ALLOCATIONS
                                                             AOP 1997

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   MEDICARE     CHS                  NORTHWOODS
                          BCBSUW       CHSIC      RIGHT Rx    RxCEL   DENTACARE     RISK     MEDICAID     DULUTH       HMO
                          DOLLARS     DOLLARS     DOLLARS    DOLLARS    DOLLARS     DOLLARS    DOLLARS    DOLLARS     DOLLARS
                          -------     -------     --------   -------    -------     -------    -------    -------     --------
BCBSUW
  PRESIDENT              3,529,807    299,530       672         0        11,771         0       6,257           0            0

  ADMINISTRATION         4,626,552    974,623         0         0        90,977    10,573       7,089       2,025        1,013

  FINANCE                4,916,639    820,128       279         0        35,724       279           0           0            0

  UNDERWRITING           1,210,471     94,152     8,444         0        11,526       211           0           0            0

  MARKETING              1,699,847    558,134         0         0         5,994         0           0           0            0

  AGENCY SALES             573,654    424,660         0         0        27,664         0           0           0            0

  DIRECT SALES                   0          0         0         0             0         0           0           0            0

  HOMETOWN                 419,656     26,560         0         0        26,560         0           0           0            0

  HOMETOWN AGENCY          143,422     16,298         0         0        19,558         0           0           0            0

  SALES BONUS & CONFER     531,859      1,416         0         0           672         0           0           0            0

  SOUTHEAST             12,159,744  1,071,199       660         0       160,430         0      36,307           0            0

  BCBSUW NON METRO VP    1,263,956     31,516         0         0             0    21,665           0     108,126      108,126

  WESTERN                3,325,129          0         0         0        40,017         0           0     242,528            0

  NORTHEAST              4,500,042     80,837         0         0        29,438         0      76,986           0            0

  NORTH CENTRAL          3,385,306          0         0         0       124,223    15,099           0           0      107,009

  SOUTHWEST              3,728,155    281,884         0         0        71,569     3,516      60,656           0            0

  OTHER                 18,884,631  4,743,269    20,940       181       588,667     7,386      21,172       3,666        1,496

TOTAL BCBSUW            64,898,870  9,424,206    30,995       181     1,244,790    58,729     208,467     356,345      217,644
                        ----------  ---------    ------       ---     ---------    ------     -------     -------      -------
                        ----------  ---------    ------       ---     ---------    ------     -------     -------      -------

----------------------------------------------------------------------------------------------------------------------------------
                                            MANAGED                                              UNITED
                        VALLEY    MERIDIAN   CARE       UWG       UDT      UWSI        MMS      HEARTLAND   UNITY         TOTAL
                        DOLLARS   DOLLARS   DOLLARS   DOLLARS   DOLLARS   DOLLARS    DOLLARS     DOLLARS   DOLLARS       DOLLARS
                        -------   -------   -------   -------   -------   -------    -------     -------   -------       -------
BCBSUW
  PRESIDENT                 700       700     1,300     3,109     7,117        0     345,305     1,300          300     4,207,868

  ADMINISTRATION         19,241    38,304    72,914    70,526    20,255        0     413,955    26,330        1,216     6,375,593

  FINANCE                     0         0         0       226    12,667        0     166,198         0            0     5,952,140

  UNDERWRITING                0         0         0         0         0        0           0         0            0     1,324,804

  MARKETING                   0         0         0         0         0        0           0         0            0     2,263,975

  AGENCY SALES           18,837         0     3,767    71,885         0        0           0         0            0     1,120,467

  DIRECT SALES                0         0         0         0         0        0           0         0            0             0

  HOMETOWN                    0         0     5,312    53,121         0        0           0         0      531,209     1,062,418

  HOMETOWN AGENCY             0         0         0         0     9,779        0           0         0      136,904       325,961

  SALES BONUS & CONFER      624         0         0    11,280     2,035        0       1,704         0      156,708       706,298

  SOUTHEAST                   0         0         0    62,895     1,310        0      82,824         0            0    13,575,369

  BCBSUW NON METRO VP    21,665         0         0     2,167       488        0     223,941         0       21,665     1,803,315

  WESTERN               255,555         0         0    15,785   295,470        0           0       185       28,497     4,203,166

  NORTHEAST                   0         0         0    40,574       588        0      37,959         0       23,678     4,790,102

  NORTH CENTRAL               0         0         0    38,955    20,171        0      75,175       588      136,682     3,903,208

  SOUTHWEST                   0         0         0         0     2,504        0      17,582         0      119,510     4,285,376

  OTHER                  33,772    63,118   192,655   190,941   210,041    6,240   4,377,744    67,716        9,158    29,422,793

TOTAL BCBSUW            350,394   102,122   275,948   561,464   582,425    6,240   5,742,387    96,119    1,165,527    85,322,853
                        -------   -------   -------   -------   -------    -----   ---------    ------    ---------    ----------
                        -------   -------   -------   -------   -------    -----   ---------    ------    ---------    ----------

                                                          BCBSUW AND UWSI
                                                   OPERATING EXPENSE ALLOCATIONS
                                                             AOP   1997

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     MEDICARE     CHS                    NORTHWOODS
                          BCBSUW        CHSIC     RIGHT Rx    RxCEL     DENTACARE      RISK     MEDICAID       DULUTH        HMO
                          DOLLARS      DOLLARS    DOLLARS    DOLLARS     DOLLARS     DOLLARS     DOLLARS      DOLLARS      DOLLARS
                          -------     ---------   --------   -------    ---------    --------   ---------     -------    ----------
CHSIC

  FINANCE                  108,061    2,680,191    107,288    75,850      460,049     58,107      236,467           0       15,161


  MARKETING                126,911    1,202,396     10,694         0       72,742      1,782            0           0            0

  OPERATIONS               864,222    4,237,723          0       864      395,776     17,708      783,728         707        6,184

  UNALLOCATED               52,371      957,175          0         0       62,722          0           0           0             0

TOTAL CHSIC              1,151,565    9,077,485    117,982    76,714      991,289     77,597    1,020,195         707       21,345
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------

TOTAL DENTACARE                  0            0          0         0      873,405          0            0           0            0
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------
TOTAL RIGHT Rx CHARGE      332,063      412,401

TOTAL RxCEL CHARGE                                  79,678


MERIDIAN
  PRESIDENT
    PRESIDENT                8,256        1,201        150       150          375          0            0           0            0
    RECOVERY               927,400      392,641          0         0            0          0            0           0            0
TOTAL MERIDIAN             935,656      393,842        150       150          375          0            0           0            0

  MERIDIAN MRKT SRVS
    VP                           0            0          0         0            0          0            0           0            0
    SPEC MKTS PROJECT       19,352        7,742      3,871         0        7,742     58,442            0           0        3,871
    TELEMARKETING                0            0          0         0            0          0            0           0            0
    OPERATIONS                  (1)           0          0         0            0    629,352            0           0            0
TOTAL MERIDIAN MRKT SRVS    19,351        7,742      3,871         0        7,742    687,794            0           0        3,871

  MANAGED CARE
    MEDICAL DIRECTOR       208,930      228,497      3,532     3,532            0     39,130            0           0       19,565
    D M AND R              291,828       68,417          0         0            0          0            0           0            0
    ASST MEDICAL DIREC     293,041       98,092          0         0            0          0            0           0            0
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------
TOTAL MANAGED CARE         793,799      395,006      3,532     3,532            0     39,130            0           0       19,565

UWSI

  PRESIDENT              4,515,996    1,364,996      8,371    10,813      163,536     31,205       45,542      12,379       12,233

  LEGAL                  1,278,316      244,094          0     2,537       15,240         21           24           7            3

  FINANCE                3,493,450    1,127,321     46,013    31,295       96,442     22,589       11,982      3,545        4,169

  OTHER                     58,893       58,491          0         0        2,010        402        2,211           0            0

TOTAL UWSI               9,346,655    2,794,902     54,384    44,645      277,228     54,217       59,759      15,931       16,405
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------
                         ---------    ---------    -------    ------    ---------    -------    ---------     -------      -------

    DUE BCBSUW                        8,272,641                  181    1,244,790     58,729      208,467     356,345      217,644

    DUE UWSI SUBSIDIARY                            301,068







----------------------------------------------------------------------------------------------------------------------------------
                                             MANAGED                                                UNITED
                        VALLEY   MERIDIAN     CARE        UWG        UOT      UWSI         MMS     HEARTLAND   UNITY       TOTAL
                        DOLLARS   DOLLARS    DOLLARS    DOLLARS    DOLLARS   DOLLARS     DOLLARS    DOLLARS   DOLLARS     DOLLARS
                        -------   -------    -------    -------    -------   -------     -------    -------   -------     -------
CHSIC

  FINANCE                91,149     70,568     70,568          0         0          0      1,405         0           0   3,974,864

  MARKETING                   0          0          0      5,231         0          0          0         0           0   1,419,756

  OPERATIONS              1,766          0      7,949          0         0          0      4,010         0       1,766   6,322,403

  UNALLOCATED                 0          0          0          0         0          0        175         0           0   1,072,443

TOTAL CHSIC              92,915     70,568     78,517      5,231         0          0      5,590         0       1,766  12,789,466
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------

TOTAL DENTACARE               0    121,512          0          0         0          0          0         0           0     994,917
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------
TOTAL RIGHT Rx CHARGE    18,210                                          0                 3,214                           765,888

TOTAL RxCEL CHARGE                                                                                                          79,678


MERIDIAN
  PRESIDENT
    PRESIDENT               300  3,756,194    237,471        750         0          0          0       525         300   4,005,672
    RECOVERY                  0     77,125          0          0    14,203          0    203,148         0           0   1,614,517
TOTAL MERIDIAN              300  3,833,319    237,471        750    14,203          0    203,148       525         300   5,620,189

  MERIDIAN MRKT SRVS
    VP                        0          0          0          0         0          0      4,930         0           0       4,930
    SPEC MKTS PROJECT         0          0          0     28,423     7,742          0  3,953,764         0           0   4,090,949
    TELEMARKETING             0          0          0     71,414         0          0  1,367,830         0           0   1,439,244
    OPERATIONS                0          0          0     46,620         0          0  2,035,375         0           0   2,711,346
TOTAL MERIDIAN MRKT SRVS      0          0          0    146,457     7,742          0  7,361,899         0           0   8,246,469

  MANAGED CARE
    MEDICAL DIRECTOR     19,565      7,063    175,522          0         0          0     19,565         0      19,565     744,466
    D M AND R                 0     42,248    356,200          0         0          0     13,925         0           0     772,618
    ASST MEDICAL DIREC        0     20,191    591,017     15,162     2,958          0        880     1,083           0   1,022,424
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------
TOTAL MANAGED CARE       19,565     69,502  1,122,739     15,162     2,958          0     34,370     1,083      19,565   2,539,508

UWSI

  PRESIDENT             164,161    206,498    437,771    683,923    17,344    437,472    527,715   345,791     178,816   9,164,562

  LEGAL                  10,152      7,709     38,317    467,294     7,613    299,570     50,919    17,853     101,549   2,541,218

  FINANCE               208,701    176,223    278,342    746,561    90,784    396,644    682,068   263,746      91,310   7,771,185

  OTHER                   1,206      8,241     46,833          0       201          0      4,422    18,090           0     201,000

TOTAL UWSI              384,220    398,671    801,263  1,897,778   115,942  1,133,686  1,265,124   645,480     371,675  19,677,965
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------
                        -------  ---------  ---------  ---------   -------  ---------  ---------   -------   ---------  ----------
    DUE BCBSUW          350,394                          561,464   582,425             5,723,036    96,119   1,165,527

    DUE UWSI SUBSIDIARY            833,534    517,851                       9,340,415
